UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2024

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

388 Greenwich Street, New York, New York (Address of principal executive offices)		10013 (Zip Code)

(212) 559-1000

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 formatted in Inline XBRL: See Exhibit 99.1

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CITIGROUP INC.

Current Report on Form 8-K

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2024, the stockholders of Citigroup Inc. (Citigroup, Citi, or the Company), upon recommendation of Citigroup’s Board of Directors (Board), approved amendments to, and the restatement of, the Citigroup 2019 Stock Incentive Plan (the 2019 Plan) which was first approved by stockholders on April 16, 2019. The amendments to the 2019 Plan (i) extend the term of the 2019 Plan by five years to a date ending on the date of the 2029 Annual Meeting of Stockholders; (ii) increase the authorized number of shares available for grant under the 2019 Plan by 30 million; (iii) clarify certain provisions with respect to equitable adjustments, minimum vesting requirements, and adjustments in performance conditions in connection with a change in control; and (iv) reflect the Company’s adoption of mandatory clawback provisions regarding the recoupment of erroneously awarded incentive compensation under the Dodd-Frank Wall Street Reform and Consumer Protection Act.

The 2019 Plan is described in greater detail in proposal 4 in Citigroup’s Proxy Statement for the 2024 Annual Meeting of Stockholders (Proxy Statement). The Proxy Statement, which includes an appendix with a full copy of the 2019 Plan, was filed with the U.S. Securities and Exchange Commission on March 19, 2024. The descriptions of the 2019 Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the 2019 Plan set forth in Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07  Submission of Matters to a Vote of Security Holders.

Citigroup’s 2024 Annual Meeting of Stockholders was held on April 30, 2024. At the meeting:

(1)13 persons were elected to serve as directors of Citigroup;

(2)the selection of KPMG LLP to serve as the independent registered public accounting firm of Citigroup for 2024 was ratified;

(3)an advisory vote to approve our 2023 Executive Compensation was approved;

(4)a proposal to approve additional shares for, and a term extension and restatement of, the Citigroup 2019 Stock Incentive Plan was approved;

(5)a stockholder proposal requesting an Independent Board Chairman policy was not approved;

(6)a stockholder proposal requesting a report on the effectiveness of Citi’s policies and practices in respecting Indigenous Peoples’ rights in Citi’s existing and proposed financing was not approved;

(7)a stockholder proposal requesting an amendment to the director resignation by-law had been withdrawn after issuance of the Proxy Statement and no vote was recorded for the proposal;

(8)a stockholder proposal requesting a report to shareholders on the risks created by the Company’s diversity, equity, and inclusion efforts was not approved;

(9)a stockholder proposal requesting a report on risks of politicized de-banking was not approved; and

(10)a stockholder proposal requesting a report disclosing the Board’s oversight regarding the material risks associated with animal welfare was not approved.

Set forth below, with respect to each such matter, are the number of votes cast for or against, the number of abstentions and the number of broker non-votes.

	FOR	AGAINST	ABSTAINED	BROKER NON-VOTES

(1) Election of Directors

Nominees

Ellen M. Costello	1,349,849,483	17,693,979	2,320,739	206,407,982
Grace E. Dailey	1,349,836,252	17,677,130	2,350,819	206,407,982
Barbara J. Desoer	1,359,033,022	8,373,591	2,457,588	206,407,982
John C. Dugan	1,324,847,082	42,782,463	2,234,656	206,407,982
Jane N. Fraser	1,356,174,293	11,734,157	1,955,751	206,407,982
Duncan P. Hennes	1,323,686,730	43,861,797	2,315,674	206,407,982
Peter B. Henry	1,333,645,657	33,945,250	2,273,294	206,407,982
S. Leslie Ireland	1,359,463,713	8,056,004	2,344,484	206,407,982
Renée J. James	1,306,191,578	61,215,072	2,457,551	206,407,982
Gary M. Reiner	1,324,007,870	43,522,642	2,333,689	206,407,982
Diana L. Taylor	1,308,864,205	58,545,562	2,454,434	206,407,982
James S. Turley	1,315,013,951	52,564,936	2,285,314	206,407,982
Casper W. von Koskull	1,336,709,374	30,867,080	2,287,747	206,407,982

(2) Ratification of KPMG as Citi’s Independent Registered Public Accountants for 2024	1,493,629,470	80,772,083	1,870,630	N/A

(3) Advisory vote to approve our 2023 Executive Compensation	1,274,061,608	92,445,862	3,356,731	206,407,982

(4) Proposal to approve additional shares for, and a term extension and restatement of, the Citigroup 2019 Stock Incentive Plan	973,996,443	393,154,771	2,712,987	206,407,982

(5) Stockholder proposal requesting an Independent Board Chairman policy	216,226,769	1,149,937,415	3,700,017	206,407,982

(6) Stockholder proposal requesting a report on the effectiveness of Citi’s policies and practices in respecting Indigenous Peoples’ rights in Citi’s existing and proposed financing	356,291,222	997,477,423	16,095,556	206,407,982

(7) Stockholder proposal requesting an amendment to the director resignation by-law was withdrawn by the Stockholder	N/A	N/A	N/A	N/A

(8) Stockholder proposal requesting a report to shareholders on the risks created by the Company’s diversity, equity, and inclusion efforts	15,896,438	1,337,749,791	16,217,972	206,407,982

(9) Stockholder proposal requesting a report on risks of politicized de-banking	23,535,829	1,327,000,450	19,327,922	206,407,982

(10) Stockholder proposal requesting a report disclosing the Board’s oversight regarding the material risks associated with animal welfare	104,914,690	1,244,561,620	20,387,891	206,407,982

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number
10.1	Citigroup 2019 Stock Incentive Plan (as amended and restated as of April 30, 2024).
99.1	Citigroup Inc. securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 as of the filing date.
104	See the cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: May 2, 2024
	By:	/s/ Brent J. McIntosh
Brent J. McIntosh
Chief Legal Officer and Corporate Secretary

5